UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)
April 4, 2005

THE SHAW GROUP INC.

(Exact name of registrant as specified in its charter)

Louisiana	1-12227	72-110616
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4171 Essen Lane, Baton Rouge, Louisiana 70809
(Address of principal executive offices and zip code)

(225) 932-2500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Disclosure of Results of Operations and Financial Condition.

On April 4, 2005, The Shaw Group Inc. (“Shaw” or the “Registrant”) issued a press release announcing its financial results for its second quarter fiscal 2005 ended February 28, 2005. The press release furnished as an exhibit to this Current Report on Form 8-K includes the following revisions to the original press release:

•	references to “net income from continuing operations” should be to “income from continuing operations”;

•	the percentage of total backlog attributable to energy industry customers is 36%, not 35%, as reported in the press release;

•	revenue from “Other Industries” is $14.0 million rather than $14.1 million; and

•	the percentage of backlog attributable to the “Other Power” industry is 1% instead of 2%.

A copy of the corrected press release with these revisions is attached hereto as Exhibit 99.1.

The information in this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Events

On April 4, 2005, Shaw issued a press release announcing the commencement of an offering of 12,500,000 shares of its common stock. The press release is attached hereto as Exhibit 99.2.

Also on April 4, 2005, Shaw issued a press release announcing the commencement of a tender offer for its 10 3/4% Senior Notes due 2010. The terms of the offer will be set forth in Shaw’s Offer to Purchase, which will be distributed to the holders of the Senior Notes when the offer is commenced. The press release announcing the tender offer, which reflects a revision to the original press release, changing the employee number from approximately 18,000 to approximately 19,500, is attached hereto as Exhibit 99.3.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits. The following exhibit is furnished as an Exhibit to this Current Report on Form 8-K.

99.1 Press Release dated April 4, 2005 – The Shaw Group Announces Financial Results for Second Quarter Fiscal 2005.

99.2 Press Release dated April 4, 2005 – Shaw Announces $250 Million Equity Offering.

99.3 Press Release dated April 4, 2005 – Shaw Announces Tender Offer for Outstanding 10 3/4% Senior Notes Due 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SHAW GROUP INC. (Registrant)
Date: April 4, 2005	By:	/s/ ROBERT L. BELK
Robert L. Belk, Executive Vice President
and Chief Financial Officer

THE SHAW GROUP INC.

EXHIBIT INDEX

Form 8-K
April 4, 2005

Exhibit Number	Description	Page No.

99.1	The Shaw Group Announces Financial Results for Second Quarter Fiscal 2005

99.2	Shaw Announces $250 Million Equity Offering

99.3	Shaw Announces Tender Offer for Outstanding 10 3/4% Senior Notes Due 2010